UNITED STATES

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6273

DREYFUS MASSACHUSETTS MUNICIPAL MONEY MARKET FUND

(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	1/31
Date of reporting period:	7/31/04

FORM N-CSR
Item 1.	Reports to Stockholders.

Dreyfus Massachusetts Municipal Money Market Fund

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
14	Financial Highlights
15	Notes to Financial Statements
FOR MORE INFORMATION

Back Cover

Dreyfus Massachusetts
Municipal Money Market Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Massachusetts Municipal Money Market Fund covers the six-month period from February 1, 2004, through July 31, 2004. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, Bill Vasiliou.

The U.S. economy has increasingly shown signs of sustainable growth during the reporting period, leading to incrementally higher yields for many tax-exempt money market securities. As it became clearer that a strong job market and higher energy prices might lead to renewed inflationary pressures, the Federal Reserve Board raised short-term interest rates by 25 basis points at its meeting in late June.This shift in monetary policy represents the first increase in short-term rates in more than four years, and many analysts believe that additional, gradual increases are likely to follow.

For many investors, the move to a less accommodative monetary policy marks the beginning of a new phase in the economic cycle. At times such as these, when market conditions are in a period of transition, we believe it is especially important for you to stay in close contact with your financial advisor, who can help you position your portfolio in a way that is designed to respond to the challenges and opportunities of today’s changing investment environment.

Thank you for your continued confidence and support.

The Dreyfus Corporation August 16, 2004
2

DISCUSSION OF FUND PERFORMANCE

Bill Vasiliou, Portfolio Manager

How did Dreyfus Massachusetts Municipal Money Market Fund perform during the period?

For the six-month period ended July 31, 2004, the fund produced an annualized yield of 0.43% . Taking into account the effects of compounding, the fund produced an annualized effective yield of 0.43% .1

We attribute the fund’s returns to low short-term interest rates. However, money market yields began to rise in the spring, when signs of renewed inflationary pressures arose.

What is the fund’s investment approach?

The fund’s objective is to seek as high a level of current income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital and the maintenance of liquidity.The fund also seeks to maintain a stable $1.00 share price.To pursue this goal, the fund normally invests substantially all of its assets in short-term, high-quality municipal obligations that provide income exempt from federal and Massachusetts state income taxes.

When pursuing the fund’s objective, we employ two primary strategies. First, we attempt to add value by constructing a portfolio of high-quality, tax-exempt money market municipal obligations that provide income exempt from federal and Massachusetts state income taxes. Second, we actively manage the fund’s average maturity in anticipation of interest-rate trends and supply-and-demand changes in Massachusetts’ short-term municipal marketplace while anticipating the liquidity needs of the fund.

For example, if we expect an increase in short-term supply, we may reduce the average maturity of the fund, which should better position the fund to purchase new securities with higher yields, if higher yields materialize.Yields tend to rise when there is an increase in new-issue

The Fund

3

DISCUSSION OF FUND PERFORMANCE (continued)
4

supply competing for investor interest. New securities generally are issued with maturities in the one-year range and tend to lengthen the fund’s weighted average maturity.If we anticipate limited new-issue supply, we may extend the fund’s average maturity to maintain prevailing yields for as long as we think practical.At other times, we try to maintain an average maturity that reflects our view of short-term interest-rate trends, liquidity needs and future supply-and-demand considerations.

What other factors influenced the fund’s performance?

Money market yields remained anchored by the 1% federal funds rate during the first quarter of 2004, despite evidence of stronger economic growth. Subsequently, however, higher energy prices and stronger-than-expected job growth fueled investors’ concerns that inflationary pressures might be rising. Indeed, to forestall a potential acceleration of inflation, on June 30 the Federal Reserve Board (the “Fed”) increased the overnight federal funds rate by 25 basis points to 1.25% . Tax-exempt money market yields began to rise in the weeks before the Fed announced the rate hike, and yields may continue to rise as investors factor in the likelihood of future rate hikes.

As the national economy improved, so did the fiscal condition of many states, including Massachusetts. Aided by its diverse economic base, corporate, business and personal income tax revenues exceeded the state’s budgeted expectations during the reporting period. However, Massachusetts’s debt burden remains relatively high, due in part to the state’s share of the “Big Dig” highway and tunnel project.Accordingly, two of the major bond rating agencies have set their credit ratings for Massachusetts toward the lower end of the “double-A” range, with the third agency maintaining a rating in the mid “double-A” range with a negative outlook.

For much of the reporting period, we maintained the fund’s weighted average maturity in a range that was modestly longer than its peer group average, a strategy designed to capture incrementally higher yields. However, with interest rates rising, we recently have allowed the fund’s weighted average maturity to fall towards the neutral range.To achieve this position and maintain the flexibility we need to capture higher yields as they become available, we have focused on securities with maturities of approximately nine months or less.

As of July 31, we have invested a substantial portion of the fund’s assets in variable-rate demand notes on which yields are reset daily or weekly, and we have complemented those holdings with short-term municipal notes and tax-exempt commercial paper. In addition, we have attempted to “ladder” the balance of the fund’s holdings so that as securities mature, the proceeds can be reinvested periodically. This strategy is designed to ensure liquidity and guard against the possibility that a disproportionate amount of securities may mature during a time of unusually low reinvestment rates.

What is the fund’s current strategy?

Investors apparently believe that the Fed’s June rate-hike was the first in a series of increases, as evidenced by greater yield differences among money market instruments of various maturities. Despite the availability of higher yields at the longer end of the maturity spectrum,we currently believe it is prudent to maintain a shorter weighted average maturity in anticipation of further rate hikes. In our judgment, a cautious investment posture makes sense until the Fed’s intentions become clearer.

August 16, 2004

1 Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate. Income may be subject to state and local taxes for non-Massachusetts residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors.An investment in the fund is not insured or guaranteed by the FDIC or the U.S. government.Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The Fund

5

UNDERSTANDING YOUR FUND'S EXPENSES ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Massachusetts Municipal Money Market Fund from February 1, 2004 to July 31, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended July 31, 2004

Expenses paid per $1,000 †	$ 3.24
Ending value (after expenses)	$1,002.10

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended July 31, 2004

Expenses paid per $1,000 †	$ 3.27
Ending value (after expenses)	$1,021.63

† Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended 7/31/04. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

6

STATEMENT OF INVESTMENTS July 31, 2004 (Unaudited)
	Principal
Tax Exempt Investments—100.4%	Amount ($)		Value ($)

Ashland, GO Notes, BAN 1.75%, 10/15/2004	1,000,000		1,001,299
Blackstone, GO Notes, BAN 1.75%, 11/12/2004	2,270,000		2,274,117
Blackstone Valley Vocational Regional School District
GO Notes, BAN 1.75%, 3/11/2005	5,000,000		5,017,392
City of Boston, GO Notes, Refunding
2.50%, 2/1/2005 (Insured; MBIA)	1,500,000		1,510,402
City of Chicopee, GO Notes, BAN 2%, 11/19/2004	2,000,000		2,004,930
Town of Fairhaven, GO Notes, BAN 2%, 12/17/2004	2,200,000		2,206,571
City of Haverhill, GO Notes, SAAN 2.25%, 12/3/2004
(LOC; Fleet National Bank)	1,658,311		1,664,177
King Philip Regional School District, GO Notes, BAN:
1.70%, 12/15/2004	400,000		400,738
2%, 12/15/2004	2,525,000		2,532,633
Koch Certificates of Trust, Revenue, VRDN
1.23% (Insured; AMBAC and Liquidity Facility;
State Street Bank & Trust Co.)	6,448,591	[a]	6,448,591
Town of Leicester, GO Notes, BAN 1.50%, 11/19/2004	3,900,000		3,905,203
State of Massachusetts:
GO Notes:
Consolidated Loan 5%, 1/1/2005	1,000,000		1,016,238
VRDN, Merlots Program 1.13% (Insured: FGIC and
FSA and Liquidity Facility; Wachovia Bank)	1,485,000	[a]	1,485,000
Special Obligation Dedicated Tax Revenue, VRDN
Merlots Program 1.13% (Insured; FGIC and
Liquidity Facility; Wachovia Bank)	5,000,000	[a]	5,000,000
Massachusetts Development Finance Agency:
Revenue (North Shore Community Apartments)
1.21%, 1/3/2005 (LOC; Citizen’s Bank
of Massachusetts)	3,625,000		3,625,000
VRDN:
College and University Revenue:
(Gordon College)
1.08% (LOC; Citizen’s Bank of Massachusetts)	2,000,000	[a]	2,000,000
(Suffolk University) 1.18% (Insured; Radian Bank
and Liquidity Facility: Fleet National Bank
and State Street Bank & Trust Co.)	10,000,000	[a]	10,000,000
(Wentworth Institute of Technology)
1.16% (Insured; Radian Bank and
Liquidity Facility; Fleet National Bank)	12,000,000	[a]	12,000,000
IDR (Metalcrafters Inc.)
1.18% (LOC; Fleet National Bank)	1,755,000	[a]	1,755,000

The Fund

7

S T A T E M E N T O F I N V E S T M E N T S ( U n a u d i t e d ) (continued)

	Principal
Tax Exempt Investments (continued)	Amount ($)		Value ($)

Massachusetts Development Finance Agency (continued):
VRDN (continued):
Industrial Revenue:
(Catania-Spagna) 1.18% (LOC; Lloyds TSB Bank)	3,090,000	[a]	3,090,000
(ECM Plastics Issue) 1.18% (LOC; PNC Bank)	3,030,000	[a]	3,030,000
(FIBA Technologies) 1.16% (LOC; Comerica Bank)	2,200,000	[a]	2,200,000
MFHR:
(Georgetown Village Apartments)
1.15% (Insured; FNMA)	4,000,000	[a]	4,000,000
(Midway Studios Project)
1.16% (LOC: Citizen’s Bank of Massachusetts
and Fleet National Bank)	5,000,000	[a]	5,000,000
Private Schools Revenue:
(Belmont Day School Incorporated)
1.08% (LOC; PNC Bank)	2,000,000	[a]	2,000,000
(Boston College High School Issue)
1.08% (LOC; Citizen’s Bank of Massachusetts)	6,000,000	[a]	6,000,000
(Brandon Residential Treatment Center)
1.08% (LOC; SunTrust Bank)	1,600,000	[a]	1,600,000
(Meadowbrook School Issue)
1.08% (LOC; Allied Irish Bank)	3,000,000	[a]	3,000,000
Recreational Revenue
(New Bedford Whaling Museum)
1.05% (LOC; Fleet National Bank)	1,350,000	[a]	1,350,000
Revenues:
(Alliance of Massachusetts Inc. Project)
1.13% (LOC; PNC Bank)	3,700,000	[a]	3,700,000
(Fessenden School)
1.13% (LOC; Fleet National Bank)	4,000,000	[a]	4,000,000
(Groton School)
1.05% (Liquidity Facility; The Bank of New York)	7,000,000	[a]	7,000,000
(Lesley University)
1.13% (LOC; Fleet National Bank)	3,000,000	[a]	3,000,000
Solid Waste Disposal Revenue
(Wheelabrator Millbury Project)
1.16% (LOC; JPMorgan Chase Bank)	3,000,000	[a]	3,000,000
Massachusetts Health and Educational Facilities
Authority, Revenues, VRDN:
(Hallmark Health System) 1.09% (Insured;
FSA and Liquidity Facility; Fleet National Bank)	3,470,000	[a]	3,470,000
(Partners Healthcare System) 1.10% (Insured; FSA
and Liquidity Facility: Bayerische Landesbank and
JPMorgan Chase Bank)	2,000,000	[a]	2,000,000

8

	Principal
Tax Exempt Investments (continued)	Amount ($)		Value ($)

Massachusetts Housing Finance Agency, SFHR:
1.15%, 5/2/2005	1,500,000		1,500,000
VRDN:
1.03% (Insured; FSA and Liquidity Facility;
Dexia Credit Locale)	125,000	[a]	125,000
1.11% (Insured; FSA and Liquidity Facility;
Dexia Credit Locale)	5,905,000	[a]	5,905,000
Massachusetts Industrial Finance Agency, VRDN:
College and University Revenue
(Control Health Educational Berkshire Project)
1.10% (LOC; Allied Irish Bank)	4,600,000	[a]	4,600,000
Industrial Revenue:
(Cambridge Isotope Labs Inc.)
1.11% (LOC; Fleet National Bank)	2,680,000	[a]	2,680,000
(Peterson American Corp. Project)
1.28% (LOC; Bank One)	800,000	[a]	800,000
Mattapoisett, GO Notes, BAN 1.40%, 9/2/2004	6,000,000		6,001,813
Melrose, GO Notes, BAN 2.50%, 8/12/2004	1,705,000		1,705,536
Town of Palmer, GO Notes
4%, 10/1/2004 (Insured; MBIA)	600,000		602,881
Pembroke, GO Notes, BAN 2%, 8/5/2004	6,000,000		6,000,621
Town of Scituate, GO Notes, BAN 3%, 3/3/2005	1,513,000		1,526,344
Wareham, GO Notes, BAN 2.50%, 3/17/2005	1,361,552		1,370,130

Total Investments (cost $156,104,616)	100.4%		156,104,616
Liabilities, Less Cash and Receivables	(.4%)		(661,702)
Net Assets	100.0%		155,442,914

The Fund

9

S T A T E M E N T O F I N V E S T M E N T S ( U n a u d i t e d ) (continued)

Summary of Abbreviations

AMBAC	American Municipal Bond	IDR	Industrial Development Revenue
	Assurance Corporation	LOC	Letter of Credit
BAN	Bond Anticipation Notes	MBIA	Municipal Bond Investors
FGIC	Financial Guaranty Insurance		Assurance Insurance
	Company		Corporation
FNMA	Federal National Mortgage	MFHR	Multi-Family Housing Revenue
	Association	SAAN	State Aid Anticipation Notes
FSA	Financial Security Assurance	SFHR	Single Family Housing Revenue
GO	General Obligation	VRDN	Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)

F1+, F1		VMIG1, MIG1, P1		SP1+, SP1, A1+, A1	82.1
AAA, AA, A [b]		Aaa, Aa, A [b]		AAA, AA, A [b]	3.3
Not Rated [c]		Not Rated [c]		Not Rated [c]	14.6
					100.0

a	Securities payable on demand.Variable interest rate—subject to periodic changes.
b	Notes which are not F, MIG and SP rated are represented by bond ratings of the issuers.
c	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to
	be of comparable quality to those rated securities in which the fund may invest.
d	At July 31, 2004, the fund had $58,550,762 (37.7% of net assets) invested in securities whose payment of
	principal and interest is dependent upon revenues generated from educational projects.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Education	37.7	Health Care	5.9
Housing	11.7	State/Territory General Obligation	4.8
County General Obligation	11.6	Lease Revenue	4.1
Industrial Revenue	10.8	Other	5.1
City/Municipal General Obligation	8.8		100.4

† Based on net assets.
See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2004 (Unaudited)

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	156,104,616	156,104,616
Cash		946,856
Interest receivable		484,291
Prepaid expenses		11,164
		157,546,927

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		69,932
Payable for investment securities purchased		2,000,000
Accrued expenses		34,081
		2,104,013

Net Assets ($)		155,442,914

Composition of Net Assets ($):
Paid-in capital		155,444,706
Accumulated net realized gain (loss) on investments		(1,792)

Net Assets ($)		155,442,914

Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		155,463,443
Net Asset Value, offering and redemption price per share ($)		1.00

See notes to financial statements.

The Fund

11

STATEMENT OF OPERATIONS Six Months Ended July 31, 2004 (Unaudited)
Investment Income ($):
Interest Income	915,482
Expenses:
Management fee—Note 2(a)	431,074
Shareholder servicing costs—Note 2(b)	59,516
Professional fees	21,809
Custodian fees	12,761
Registration fees	8,733
Prospectus and shareholders’ reports	7,336
Trustees’ fees and expenses—Note 2(c)	5,641
Miscellaneous	5,438
Total Expenses	552,308
Less—expense reduction in custody fees
due to earnings credit—Note 1(b)	(4,974)
Net Expenses	547,334
Investment Income—Net, representing Net Increase
in Net Assets Resulting from Operations	368,148

See notes to financial statements.
12

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	July 31, 2004	Year Ended
	(Unaudited)	January 31, 2004

Operations ($):
Investment income—net	368,148	1,038,400
Net realized gain (loss) from investments	—	2,571
Net Increase (Decrease) in Net Assets
Resulting from Operations	368,148	1,040,971

Dividends to Shareholders from ($):
Investment income—net	(368,148)	(1,038,400)

Beneficial Interest Transactions ($1.00 per share):
Net proceeds from shares sold	185,477,771	454,707,718
Dividends reinvested	183,586	505,308
Cost of shares redeemed	(218,450,327)	(490,439,728)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	(32,788,970)	(35,226,702)
Total Increase (Decrease) in Net Assets	(32,788,970)	(35,224,131)

Net Assets ($):
Beginning of Period	188,231,884	223,456,015
End of Period	155,442,914	188,231,884

See notes to financial statements.

The Fund

13

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
	July 31, 2004		Year Ended January 31,

	(Unaudited)	2004	2003	2002	2001	2000

Per Share Data ($):
Net asset value,
beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.002	.005	.009	.022	.034	.026
Distributions:
Dividends from
investment income—net	(.002)	(.005)	(.009)	(.022)	(.034)	(.026)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00

Total Return (%)	.42[a]	.48	.88	2.20	3.50	2.64

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.65[a]	.62	.60	.58	.59	.63
Ratio of net expenses
to average net assets	.64[a]	.62	.60	.58	.59	.63
Ratio of net investment income
to average net assets	.43[a]	.48	.88	2.15	3.44	2.60

Net Assets, end of period
($ x 1,000)	155,443	188,232	223,456	276,985	257,911	200,748

a Annualized.
See notes to financial statements.

14

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Massachusetts Municipal Money Market Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment com-pany.The fund’s investment objective is to provide investors with as high a level of current income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so.There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund’s Board of Directors to represent the fair value of the fund’s investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from

The Fund

15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

16

settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $1,792 available for federal income tax purposes to be applied against future net securities profit, if any, realized subsequent to January 31, 2004. If not applied, $1,365 of the carryover expires in fiscal 2006, $398 expires in fiscal 2007 and $29 expires in fiscal 2008.

The tax character of distributions paid to shareholders during the fiscal year ended January 31, 2004 was all tax exempt income.The tax character of current year distributions will be determined at the end of the current fiscal year.

At July 31, 2004, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended July 31, 2004, the fund was charged $33,521 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended July 31, 2004, the fund was charged $11,959 pursuant to the transfer agency agreement.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $65,080, shareholder services plan fees $652 and transfer agency per account fees $4,200.

The Fund

17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

18

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Legal Matters:

Two class actions (which have been consolidated) have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the “Investment Advisers”), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds,and that the use of fund assets to make these payments was not properly disclosed to investors.The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law. The complaints seek unspecified compensatory and punitive damages, rescission of the funds’ contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys’ fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

NOTES

For More		Information

Dreyfus		Transfer Agent &
Massachusetts Municipal		Dividend Disbursing Agent
Money Market Fund
		Dreyfus Transfer, Inc.
200 Park Avenue
		200 Park Avenue
New York, NY	10166
		New York, NY 10166

Manager		Distributor
The Dreyfus Corporation
		Dreyfus Service Corporation
200 Park Avenue
		200 Park Avenue
New York, NY	10166
		New York, NY 10166
Custodian
The Bank of New York
One Wall Street
New York, NY	10286

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2004, is available through the fund’s website at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Beginning with the fund’s fiscal quarter ending October 31, 2004, the fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; the fund’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov; and the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

®

© 2004 Dreyfus Service Corporation 0639SA0704

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not Applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	[Reserved]
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Purchases of Equity Securities by Closed-End Management Investment Companies
and Affiliated Purchasers.
Not applicable.
Item 9.	Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 10.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

SSL-DOCS2 70134233v1

Item 11.

Exhibits.
(a)(1)	not applicable
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)

under the Investment Company Act of 1940.

SSL-DOCS2 70134233v1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS MASSACHUSETTS MUNICIPAL MONEY MARKET FUND

By:	/s/ Stephen E. Canter
Stephen E. Canter
President

Date:	September 17, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of
1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	September 17, 2004

By:	/s/ James Windels
James Windels
Chief Financial Officer

Date:	September 17, 2004

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

SSL-DOCS2 70134233v1